EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Frederick H. Waddell, hereby constitute and appoint William A. Osborn, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Frederick H. Waddell
Frederick H. Waddell
President, Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Steven L. Fradkin, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 29th day of July, 2008.

/s/ Steven L. Fradkin
Steven L. Fradkin
Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Aileen B. Blake, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 23rd day of July, 2008.

/s/ Aileen B. Blake
Aileen B. Blake
Executive Vice President and Controller
(Chief Accounting Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, William A. Osborn, hereby constitute and appoint Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ William A. Osborn
William A. Osborn
Chairman of the Board and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Linda Walker Bynoe, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Linda Walker Bynoe
Linda Walker Bynoe
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Nicholas D. Chabraja, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Nicholas D. Chabraja
Nicholas D. Chabraja
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Susan Crown, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Susan Crown
Susan Crown
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Dipak C. Jain, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Dipak C. Jain
Dipak C. Jain
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Arthur L. Kelly, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Arthur L. Kelly
Arthur L. Kelly
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert C. McCormack, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Robert C. McCormack
Robert C. McCormack
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Edward J. Mooney, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Edward J. Mooney
Edward J. Mooney
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, John W. Rowe, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of July, 2008.

/s/ John W. Rowe
John W. Rowe
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Harold B. Smith, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Harold B. Smith
Harold B. Smith
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, William D. Smithburg, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ William D. Smithburg
William D. Smithburg
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Enrique J. Sosa, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Enrique J. Sosa
Enrique J. Sosa
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Charles A. Tribbett III, hereby constitute and appoint William A. Osborn, Frederick H. Waddell, Steven L. Fradkin, Aileen B. Blake and William R. Dodds, Jr., or any of them, with full power of substitution and resubstitution my true and lawful attorneys and agents with full power to them, and each of them singly, to execute in my name and on my behalf in all capacities indicated below the Registration Statement on Form S-3 of Northern Trust Corporation, and any amendments and supplements thereto, to be filed with the Securities and Exchange Commission and generally to do all such things in my name and on my behalf in all capacities indicated below to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 15th day of July, 2008.

/s/ Charles A. Tribbett III
Charles A. Tribbett III
Director